UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2015

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 25, 2015, Brady Corporation (the “Corporation”) and certain of its subsidiaries entered into an unsecured $300 million revolving credit agreement with a group of six banks that replaced and terminated the Corporation’s previous $300 million revolving credit agreement that had been entered into on February 1, 2012. No fees were paid by the Corporation for terminating the previous credit agreement prior to its expiration date.
Under the new credit agreement, which has a final maturity date of September 25, 2020, the Corporation has the option to select either a base interest rate (based upon the higher of (i) the federal funds rate plus one-half of 1%, (ii) the prime rate of Bank of America plus a margin based on the Corporation’s consolidated leverage ratio or (iii) the one-month LIBOR rate plus 1%) or a Eurocurrency interest rate (at the LIBOR rate plus a margin based on the Corporation’s consolidated leverage ratio). The new credit agreement is guaranteed by certain of the Corporation’s domestic subsidiaries and contains various financial covenants, including a debt-to-EBITDA ratio of 3.25-to-1.0 and an interest coverage ratio of 3.0-to-1.0. A commitment fee is payable on the unused amount of the credit facility. The Corporation intends to use the flexibility provided by the new credit agreement to refinance existing debt and for general corporate purposes.
The foregoing description of the new credit agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
The information set forth above under Item 1.01 is incorporated herein by reference.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
10.1
Credit Agreement, dated as of September 25, 2015, by and among Brady Corporation and certain of its subsidiaries, the lenders listed therein and Bank of America, N.A., as L/C issuer and administrative agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: September 25, 2015	/s/ AARON J. PEARCE
Aaron J. Pearce
Senior Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1
Credit Agreement, dated as of September 25, 2015, by and among Brady Corporation and certain of its subsidiaries, the lenders listed therein and Bank of America, N.A., as L/C issuer and administrative agent.